UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2018

Strategic Education, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

0-21039	52-1975978
(Commission File Number)	(I.R.S. Employer Identification No.)

2303 Dulles Station Boulevard
Herndon, VA 20171
(Address of Principal Executive Offices) (Zip Code)

(703) 561-1600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08              Shareholder Director Nominations

On September 4, 2018, the Board of Directors of Strategic Education, Inc. (the “Company”) determined that the Company’s 2018 annual meeting of stockholders (the “2018 Annual Meeting”) will be held at 8:00 a.m. (ET) on Tuesday, November 6, 2018, at the Company’s headquarters at 2303 Dulles Station Boulevard in Herndon, Virginia, and established September 10, 2018 as the record date for determining stockholders entitled to notice of, and to vote at, the 2018 Annual Meeting.

The 2018 Annual Meeting is more than 30 days from the first anniversary of the Company’s 2017 annual meeting of stockholders, which was held on May 2, 2017. As a result, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2018 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must deliver written notice to the Company’s Secretary at 2303 Dulles Station Boulevard, Herndon, Virginia 20171, before 5:00 p.m. (ET) on September 17, 2018, which the Company has determined to be a reasonable time before it expects to make its proxy materials available. Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2018 Annual Meeting must comply with the requirements, including the deadline set forth above, as well as all the applicable rules and regulations promulgated by the Securities and Exchange Commission under the Exchange Act. In addition, pursuant to the Company’s bylaws, stockholders who wish to present a proposal of business or nominate a director at the 2018 Annual Meeting but do not intend for the proposal to be included in the Company’s Proxy Statement under Rule 14a-8 must deliver written notice that is received by the Corporate Secretary at the Company’s corporate headquarters before 5:00 p.m. (ET) on September 17, 2018. Any such written notice must be directed to the attention of the Company’s Secretary at the Company’s corporate headquarters and must comply with the applicable provisions of the Company’s bylaws, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC EDUCATION, INC.
Date: September 5, 2018

	By:	/s/ Daniel W. Jackson
Daniel W. Jackson
Executive Vice President and Chief Financial Officer